UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2015

VAPOR HUB INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

333-173438	27-3191889
(Commission File Number)	(IRS Employer Identification No.)

67 W. Easy Street, Unit 115

Simi Valley, CA 93065

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code (805) 309-0530

N/A

 (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2015, the Board of Directors of Vapor Hub International Inc. (the “Company”) and holders of 55.8% of the Company’s outstanding common stock (or 38,000,001 shares of 68,060,001 issued and outstanding shares) acting by written consent approved the adoption of the Company’s 2015 Omnibus Incentive Plan (the “2015 Plan”).

The 2015 Plan provides for the grant of stock options (both incentive stock options and non-qualified stock options), restricted stock, restricted stock units, stock appreciation rights, performance-based awards, dividend equivalents, stock payments and deferred stock units to eligible participants. Eligible participants include officers, employees, non-employee directors and certain consultants and advisers. The aggregate number of shares of the Company’s common stock authorized for issuance under the 2015 Plan is 20,400,000, subject to adjustment as described in the 2015 Plan.

The foregoing summary of the 2015 Plan is qualified in its entirety by reference to the plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.03

Material Modification to Rights of Security Holders.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Withdrawal of Certificate of Designation

On February 2, 2015, the Company filed a Certificate of Withdrawal of Certificate of Designation (“Certificate of Withdrawal”) with the Secretary of State of the state of Nevada.  The certificate withdrawals the Certificate of Designation filed by the Company on January 9, 2014, which designated all of the Company’s preferred stock as “Series A Preferred Stock.”  Following the filing of the Certificate of Withdrawal, the Company has 10,000,000 shares of undesignated preferred stock, par value $0.001, available for future designation by the Company’s Board of Directors.  A copy of the Certificate of Withdrawal is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated Articles of Incorporation

On February 2, 2015, the Board of Directors of the Company and holders of 55.8% of the Company’s outstanding common stock acting by written consent approved an Amended and Restated Articles of Incorporation of the Company (the “Amended and Restated Articles”) and the Amended and Restated Articles were filed by the Company with the Secretary of State of the State of Nevada on February 5, 2015.  The Amended and Restated Articles increase the authorized number of shares of common stock, par value $0.001, of the Company from 140,000,000 shares to 1,010,000,000 shares to comply with covenants contained in the Company’s debt facility with Typenex Co-Investment, LLC and maintain 10,000,000 shares as undesignated preferred stock.  In addition, among other matters, the Amended and Restated Articles provide that any action required or permitted to be taken by stockholders of the Company must be effected at a duly called annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting except in certain circumstances.  The prior articles of the Company did not have any limitations on stockholder action by written consent.

A copy of the Amended and Restated Articles is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Amended and Restated Bylaws

On February 2, 2015, the Board of Directors of the Company and holders of 55.8% of the Company’s outstanding common stock acting by written consent adopted the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”).  The Amended and Restated Bylaws replace and supersede in their entirety the existing Bylaws of the Company (the “Prior Bylaws”).

Among other changes to the Prior Bylaws, the Amended and Restated Bylaws:

(i)

further define the requirements and procedures for stockholders meetings, including how such meetings are noticed, how stockholders of record are determined and how such meetings are held.

 (ii)

provide that stockholders holding at least a majority of the voting power of the Company’s capital stock, represented in person or by proxy, are necessary to constitute a quorum for the transaction of business at any meeting.  The Prior Bylaws provided that a quorum was two stockholders of the Company present in person or by proxy.

 (iii)

provide that, except as otherwise expressly provided in the Amended and Restated Articles, (a) no action shall be taken by the stockholders except at an annual or special meeting of stockholders called and noticed in the manner required by the Amended and Restated Bylaws and (b) the stockholders may not in any circumstance take action by written consent.  The Prior Bylaws permitted stockholder action by written consent.

 (iv)

establish requirements and procedures for stockholders to nominate persons and submit proposals of business at annual meetings, whereas the Prior Bylaws of the Company did not have provisions setting forth the requirements and procedures for stockholders to nominate persons and submit proposals of business at annual meetings.

 (v)

provide that the Board of Directors will consist of at least one (1) individual and not more than eleven (11) individuals, with the number of directors being established and changed from time to time solely by resolution adopted by the Board of Directors, whereas the Prior Bylaws provided that the Board of Directors would consist of not less than one (1) and not more than nine (9) directors, with the number of directors being established and changed from time to time by resolution of the stockholders of the Company.

 (vi)

further define the procedures to notice meetings of the Company’s Board of Directors and provide that a majority of the directors in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business.  The Prior Bylaws provided that the quorum necessary to transact business of the directors could be fixed by the directors, and if not so fixed was a majority of the directors.

 (vii)

provide that the bylaws may be amended or repealed in any respect and new bylaws may be adopted by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding voting power of the Company, voting together as a single class.  The Prior Bylaws provided that the bylaws could be altered or repealed and new bylaws be made by a majority vote of the stockholders.

(viii)

provide for mandatory indemnification of officers and directors of the Company, whereas the Prior Bylaws only provided for mandatory indemnification of directors, and provide advanced payment provisions in the event of indemnification, whereas the Prior Bylaws did not have advanced payment provisions.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws, which is filed as Exhibit 3.3 and is incorporated herein by reference.

Item 5.07

Submission of Matters to a Vote of Security Holders.

The information set forth in Items 3.03, 5.02 and 5.03 above pertaining to matters acted upon by written consent of the Company’s stockholders is hereby incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

The following exhibits are filed herewith:

(d)

Exhibits

3.1

Certificate of Withdrawal filed February 2, 2015.

3.2

Amended and Restated Articles of Incorporation of the Company filed February 5, 2015.

3.3

Amended and Restated Bylaws of the Company adopted February 2, 2015.

10.1

Vapor Hub International Inc. 2015 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPOR HUB INTERNATIONAL INC.

Date:	February 6, 2015	By:	/s/ Kyle Winther
Kyle Winther
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Certificate of Withdrawal filed February 2, 2015.

3.2	Amended and Restated Articles of Incorporation of the Company filed February 5, 2015.

3.3	Amended and Restated Bylaws of the Company adopted February 2, 2015.

10.1	Vapor Hub International Inc. 2015 Omnibus Incentive Plan.